                                                                  EXHIBIT 10.2.1
                               SIXTH AMENDMENT TO
                      CONSTRUCTION AND TERM LOAN AGREEMENT

       This Sixth Amendment to Construction and Term Loan Agreement (this "Amendment") is executed as of February 1, 1998, by TROPICAL SPORTSWEAR INTL. CORPORATION, a Florida corporation, as successor-in-interest by merger to Tropical Sportswear International Corporation ("Borrower"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association formerly known as SouthTrust Bank of Alabama, National Association ("Bank"), to amend the Construction and Term Loan Agreement executed by them on May 10, 1996, as amended by the First Amendment to Construction and Term Loan Agreement dated as of May 10, 1996, as further amended by the Second Amendment to Construction and Term Loan Agreement dated as of July 2, 1996, as further amended by the Third Amendment to Construction and Term Loan Agreement dated as of September 30, 1996, as further amended by the Fourth Amendment to Construction and Term Loan Agreement dated as of July 18, 1997 and as further amended by the Fifth Amendment to Construction and Term Loan Agreement dated as of July 18, 1997 (as amended to date, the "Agreement").

       1. Definitions. Unless otherwise expressly defined in this Amendment, all terms used in this Amendment have the same meanings ascribed to them in the Agreement, and the definitions of those terms contained in the Agreement are incorporated by reference into this Amendment for all purposes.

       2. Amendment to Interest Rate. Beginning on February 1, 1998, and continuing until July 18, 2002, which is the fifth anniversary of the Loan conversion date, interest shall be fixed at an annual rate of 7.38%, which rate is equal to 200 basis points above the Bank's five-year "Treasury Constant Rate" in effect on January 23, 1998. In accordance with the Agreement, the interest rate shall be adjusted again on July 18, 2002.

       3. Amendment to Loan Balance and Payment Schedule. Upon payment of the scheduled February 1, 1998 Loan installment, the principal balance of the Loan will be $9,693,292.12. Assuming prompt and full payment of that installment, on February 1, 1998, the Loan shall be re-amortized in accordance with the Agreement at the interest rate set forth in Section 2 of this Amendment. The resulting amortized monthly payment of principal and interest shall be $81,280.07 through July 1, 1002. On July 18, 2002, the interest rate shall be adjusted in accordance with the Agreement.

       4. Continued Effectiveness. Except as modified by this Amendment, the Agreement continues in full force and effect in accordance with its terms, and Borrower and Bank reserve all their respective rights and remedies under the Agreement.

       5. Complete Agreement. This Amendment contains the final, complete, and exclusive expression of the understanding between the parties regarding the modification of the Agreement described in this Amendment and supersedes any prior or contemporaneous agreement or understanding regarding that subject, oral or written, by either of them.

       6. Execution. Borrower and Bank may execute this Amendment in counterparts. Each executed counterpart will be considered an original document, and all executed counterparts, together, will constitute the same agreement. This Amendment will become effective when each party has executed and delivered to the other party a counterpart of it.


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EXECUTED:  January 29, 1998.

WITNESSES:                                                  TROPICAL SPORTSWEAR
                                                            INTL. CORPORATION
/S/           Beverly Lindstrom                             By: /S/    Sharon L. Perdue
--------------------------------------------                   ----------------------------------
Name:         Beverly Lindstrom                                Sharon L. Perdue
     ---------------------------------------                   Senior Vice President

/S/           Cheri E. Zieman
--------------------------------------------
Name:         Cheri E. Zieman
     ---------------------------------------


ATTEST:


By: /S/       Michael Kagan
   -----------------------------------------
      Michael Kagan, Secretary

                                                            SOUTHTRUST BANK, NATIONAL
                                                            ASSOCIATION

/S/           Beverly Lindstrom                             By: /S/   Dean Chakalos
--------------------------------------------                   ---------------------------------
Name:         Beverly Lindstrom                                Name:  Dean Chakalos
     ---------------------------------------                          --------------------------
                                                               Title: Vice President
                                                                      --------------------------

/S/           Cheri E. Zieman
--------------------------------------------
Name:         Cheri E. Zieman
     ---------------------------------------


STATE OF FLORIDA
COUNTY OF HILLSBOROUGH

         The foregoing instrument was acknowledged before me this 29th day of January, 1998, by Sharon L. Perdue, as Senior Vice President of Tropical Sportswear Intl. Corporation, a Florida Corporation, on behalf of the corporation. She is personally known to me or produced _______________________ as identification.

                                            /S/       Deborah M. Chartrand
                                            -----------------------------------
                                            Print Name: Deborah M. Chartrand
                                            Notary Public, State at Large
                                            Notarial Seal or Stamp:

STATE OF:      Florida
          ----------------------------
COUNTY OF:     Hillsborough
          ----------------------------

         The foregoing instrument was acknowledged before me this 29th day of January, 1998 by Dean Chakalos, as Vice President of SouthTrust Bank, National Association, a national banking association, on behalf of the association. He/She is personally known to me or produced Georgia Drivers License as identification.

                                            Notary Public Stamp Here


                                            /S/       Deborah M. Chartrand
                                            -----------------------------------